Exhibit 10.1
AMENDMENT NO. 3 TO FIFTH AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT AND LIMITED WAIVER
     This Amendment No. 3 to Fifth Amended and Restated Receivables Purchase Agreement and Limited Waiver (this “Amendment”) is entered into as of March 31, 2008, among Dairy Group Receivables, L.P., a Delaware limited partnership (“Dairy Group”), Dairy Group Receivables II, L.P., a Delaware limited partnership (“Dairy Group II”), WhiteWave Receivables, L.P., a Delaware limited partnership (“WhiteWave” and, together with Dairy Group and Dairy Group II, the “Sellers” and each, a “Seller”), each of the parties listed on the signature pages hereof as a Servicer (each, a “Servicer” and collectively, the “Servicers”), each of the parties listed on the signature pages hereof as a Financial Institution (each, a “Financial Institution” and collectively, the “Financial Institutions”), each of the parties listed on the signature pages hereof as a Company (each, a “Company” and collectively, the “Companies”), JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as Agent (the “Agent”), and Dean Foods Company, as Provider (“Provider”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Fifth Amended and Restated Receivables Purchase Agreement, dated as of April 2, 2007, among the Sellers, the Servicers party thereto, the Financial Institutions, the Companies and the Agent as amended to the date hereof (the “Receivables Purchase Agreement”).
RECITALS:
     WHEREAS, in connection with certain mergers and acquisitions the Sellers, the Financial Institutions, the Companies, the Servicers and the Agent as parties to the Receivables Purchase Agreement desire to amend the Receivables Purchase Agreement as described herein, and waive certain rights and liabilities thereunder, effective as of the date hereof.
     NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     Section 1 Definitions. (a) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth for such terms in, or incorporated by reference into, the Receivables Purchase Agreement, as amended hereby.
     (b) The following capitalized terms used herein shall have the respective meanings set forth below:

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     “Non-Collection Account” means each concentration account, depository account, lock-box account or similar account in which any Collections are collected or deposited and which is not governed by any Collection Account Agreement with a Collection Bank.
     “Non-Collection Bank” means Bank of America, NA in its capacity as a bank holding account no 100101176809 with Pet O’Fallon as depositor.
     “Non-Lock-Box” means each locked postal box with respect to which a bank which has not executed a Collection Account Agreement has been granted access for the purposes of retrieving and processing payments made on the Receivables.
     Section 2. Acknowledgement of Merger between Country Fresh, LLC and Melody Farms, LLC. Subject to the terms and conditions set forth herein, each party hereto hereby acknowledges that all of the rights, obligations, liabilities and duties of Melody Farms, LLC under the Transaction Documents shall be and remain the rights, obligation, liabilities and duties of Country Fresh, LLC.
     Section 3. Amendment to Receivables Purchase Agreement. Subject to the terms and conditions herein and immediately upon the satisfaction of each of the conditions precedent set forth in Section 7 of this Amendment, the Receivables Purchase Agreement is amended as follows:
     (a) Exhibit IV to the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as set forth on Annex A hereto.
     (b) Schedule D to the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as set forth on Annex E hereto.
     (c) Schedule F to the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as set forth on Annex B hereto.
     (d) The definition of “Liquidity Termination Date” is hereby amended and restated in its entirety to read as set forth immediately below.
     ““Liquidity Termination Date” means May 30, 2008 (as may be extended for an additional period of time up to 364 days from time to time in accordance with Section 1.5 hereof).”
     (e) Section 1.5(c) of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as set forth immediately below:
     “Term-out Period Account Funded Advances. On the Scheduled Liquidity Termination Date on which the Nonrenewing Financial Institutions make the initial deposit into the related Term-out Period Accounts in accordance with Section 1.5(b), the Agent shall withdraw from each Financial Institution’s Term-out Period Account, such amount as shall be required to purchase, and shall cause such funds to be immediately applied to purchase, such

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Financial Institution’s Pro Rata Share of the Capital of such Financial Institution’s related Company, in accordance with the Funding Agreement between such Financial Institution and such Company, whereupon the Company Purchase Limit for such Financial Institution’s related Company shall be zero. The Agent shall use its reasonable best efforts to deposit such funds in the Facility Account no later than 12:00 noon (Chicago time), and in any event no later than 2:00 pm (Chicago time). During the Term-out Period, all additional Incremental Purchases to be made by any Nonrenewing Financial Institution pursuant to Section 1.2 shall be made by such Nonrenewing Financial Institution by withdrawing funds from such Financial Institution’s Term-out Period Account.”
     Section 4. Limited Waiver. (a) Change in Corporate Structure. Subject to the terms and conditions set forth herein, the Agent, at the direction of the Required Purchasers, hereby waives any Amortization Event or Potential Amortization Event that has occurred prior to the date hereof with respect to Section 7.2(a)(i) of the Receivables Purchase Agreement solely as a result of the failure of a Seller Party to give the Agent at least 30 days’ prior written notice of a change in name, identity, organizational structure or jurisdiction of location in connection with the merger of Melody Farms, LLC and Country Fresh, LLC.
     (b) Breaches under other Transaction Documents. Subject to the terms and conditions set forth herein, the Agent, at the direction of the Required Purchasers, hereby waives any Amortization Event or Potential Amortization Event that has occurred prior to the date hereof solely with respect to:
          (i) Section 4.2(a) of the Suiza Receivables Sale Agreement solely as a result of the failure of any Originator to give Dairy Group at least 30 days’ prior written notice of a change in name, identity, organizational structure or jurisdiction of location in connection with the merger of Melody Farms, LLC and Country Fresh, LLC;
          (ii) Section 4.1(c) and Section 4.2(d) of the Suiza Receivables Sale Agreement solely as a result of the merger of Melody Farms, LLC with Country Fresh, LLC;
          (iii) Section 4.2(b) of the Suiza Receivables Sale Agreement solely as a result of the failure of an Originator to give the Buyer at least 10 days’ prior written notice of any addition, termination or change to the Collection Accounts or any change in the instructions to Obligors regarding payments to be made into any Lock-Box or Collection Account, provided, however that, such limited waiver granted herein shall be valid solely in respect of a failure which arises solely as a direct result of the use of any Non-Collection Account listed on Annex C as if it were a Collection Account, Non-Lock-Box listed on Annex C as if it were a Lock-Box or Non-Collection Bank listed on Annex C as if it were a Collection Bank, and shall be valid for only sixty (60) days from the date hereof;
          (iv) the failure of an Originator to perform or observe the affirmative covenants under Section 4.1(i) (first sentence only) and Section 4.1(k) of the Suiza Receivables Sale Agreement and such failure shall have continued for five (5) consecutive Business Days, provided, however that, such limited waiver granted herein shall be valid solely in respect of a failure which arises solely as a direct result of the use of any Non-Collection Account listed on Annex C as if it were a Collection Account, Non-Lock-Box listed on Annex C as if it were a Lock-Box or Non-Collection Bank listed on Annex C as if it were a Collection Bank, and shall be valid for only sixty (60) days from the date hereof;

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          (v) the breach by any Originator of the representations and warranties contained in Section 2.1(l) (first and second sentences only) of the Suiza Receivables Sale Agreement, provided, however that, such limited waiver granted herein shall be valid solely in respect of a failure which arises solely as a direct result of the use of any Non-Collection Account listed on Annex C as if it were a Collection Account, Non-Lock-Box listed on Annex C as if it were a Lock-Box or Non-Collection Bank listed on Annex C as if it were a Collection Bank, and shall be valid for only sixty (60) days from the date hereof;
          (vi) Section 4.2(b) of the Dean Receivables Sale Agreement solely as a result of the failure of an Originator to give the Buyer at least 10 days’ prior written notice of any addition, termination or change to the Collection Accounts or any change in the instructions to Obligors regarding payments to be made into any Lock-Box or Collection Account, provided, however that, such limited waiver granted herein shall be valid solely in respect of a failure which arises solely as a direct result of the use of any Non-Collection Account listed on Annex C as if it were a Collection Account, Non-Lock-Box listed on Annex C as if it were a Lock-Box or Non-Collection Bank listed on Annex C as if it were a Collection Bank, and shall be valid for only sixty (60) days from the date hereof;
          (vii) the failure of an Originator to perform or observe the affirmative covenants under Section 4.1(i) (first sentence only) and Section 4.1(k) of the Dean Receivables Sale Agreement and such failure shall have continued for five (5) consecutive Business Days, provided, however that, such limited waiver granted herein shall be valid solely in respect of a failure which arises solely as a direct result of the use of any Non-Collection Account listed on Annex C as if it were a Collection Account, Non-Lock-Box listed on Annex C as if it were a Lock-Box or Non-Collection Bank listed on Annex C as if it were a Collection Bank, and shall be valid for only sixty (60) days from the date hereof;
          (viii) the breach by any Originator of the representations and warranties contained in Section 2.1(l) (first and second sentences only) of the Dean Receivables Sale Agreement, provided, however that, such limited waiver granted herein shall be valid solely in respect of a failure which arises solely as a direct result of the use of any Non-Collection Account listed on Annex C as if it were a Collection Account, Non-Lock-Box listed on Annex C as if it were a Lock-Box or Non-Collection Bank listed on Annex C as if it were a Collection Bank, and shall be valid for only sixty (60) days from the date hereof.
     (c) Waivers under Sale Agreements. Subject to the terms and conditions set forth herein, the Agent, at the direction of the Required Purchasers, hereby waives any Amortization Event or Potential Amortization Event that has occurred on the date hereof, solely as a result of the limited waivers granted under (i) Amendment No. 7 to the Amended and Restated Receivables Sale Agreement and Limited Waiver, and (ii) Amendment No. 6 to Dean Receivables Sale Agreement and Limited Waiver, dated as of the date hereof.
     (d) Change in Collection Accounts. Subject to the terms and conditions set forth herein, the Agent, at the direction of the Required Purchasers, hereby waives any Amortization Event or Potential Amortization Event that has occurred prior to the date hereof, with respect to Section 7.2(b) of the Receivables Purchase Agreement solely as a result of the failure of a Seller Party to give the Agent at least 10 days’ prior written notice of addition, termination or change of Collection Accounts or any change in the instructions to Obligors regarding payments to be made into any Lock-Box or Collection Account, provided, however that, such limited waiver

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granted herein shall be valid solely in respect of a failure which arises solely as a direct result of the use of any Non-Collection Account listed on Annex C as if it were a Collection Account, Non-Lock-Box listed on Annex C as if it were a Lock-Box or Non-Collection Bank listed on Annex C as if it were a Collection Bank, and shall be valid for only sixty (60) days from the date hereof.
          (e) Collection Account Agreements. Subject to the terms and conditions set forth herein, the Agent, at the direction of the Required Purchasers, hereby waives any Amortization Event or Potential Amortization Event that has occurred prior to the date hereof solely as a result of the failure of any Seller Party to perform or observe the affirmative covenants under Section 7.1(j) of the Receivables Purchase Agreement and such failure shall have continued for five (5) consecutive Business Days, provided, however that, such limited waiver granted herein shall be valid solely in respect of a failure which arises solely as a direct result of the use of any Non-Collection Account listed on Annex C as if it were a Collection Account, Non-Lock-Box listed on Annex C as if it were a Lock-Box or Non-Collection Bank listed on Annex C as if it were a Collection Bank, and shall be valid for only sixty (60) days from the date hereof.
          (f) Breaches of Representations and Warranties. Subject to the terms and conditions set forth herein, the Agent, at the direction of the Required Purchasers, hereby waives any Amortization Event or Potential Amortization Event that has occurred prior to the date hereof, solely with respect to the breach by any Seller of the representations and warranties contained in Section 5.1(l) (first and second sentences only) provided, however that, such limited waiver granted herein shall be valid solely in respect of a failure which arises solely as a direct result of the use of any Non-Collection Account listed on Annex C as if it were a Collection Account, Non-Lock-Box listed on Annex C as if it were a Lock-Box or Non-Collection Bank listed on Annex C as if it were a Collection Bank, and shall be valid for only sixty (60) days from the date hereof.
          Section 5. Deemed Amendment of Exhibit IV. On any date occurring prior to the expiry of sixty (60) days from the date hereof, that all Non-Collection Accounts shall have become Collection Accounts, and all Non-Collection Banks shall have become Collection Banks and all Non-Lock-Boxes shall have become Lock-Boxes, the parties to this agreement agree that Exhibit IV to the Receivables Purchase Agreement shall be deemed amended and restated to read in its entirety as set forth on Annex D hereof.
          Section 6. Representations and Warranties. Each of the Seller Parties represents and warrants on the date hereof: (a) that it does not use or cause to be used any Non-Collection Account, Non-Collection Bank or any Non-Lock-Box other than those listed on Annex C hereof; and (b) that it does not use or cause to be used any Collection Account, any Collection Bank or any Lock-Box other than those listed on Annex A hereof.
          Section 7. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date hereof upon the satisfaction of the following conditions precedent:
          (a) Documentation. The Agent shall have received each of the documents listed immediately below, each in form and substance satisfactory to the Agent.

Amendment no. 3 to fifth amended and restated
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          (i) Executed copies of this Amendment;
          (ii) Executed copies of Amendment No. 7 to the Amended and Restated Receivables Sale Agreement and Limited Waiver, dated as of the date hereof;
          (iii) Executed copies of Amendment No. 6 to Dean Receivables Sale Agreement and Limited Waiver.
     (b) Representations and Warranties. (i) As of the date hereof, both before and after giving effect to this Amendment, except as otherwise set forth herein, all of the representations and warranties contained in this Amendment, the Receivables Purchase Agreement and in each other Transaction Document shall be true and correct as though made on and as of the date hereof (and by its execution hereof, each Seller shall be deemed to have represented and warranted such).
     (c) No Amortization Event or Potential Amortization Event. As of the date hereof, both before and after giving effect to this Amendment, no Amortization Event or Potential Amortization Event shall have occurred and be continuing which has not been expressly waived by this Amendment (and by its execution hereof, each Seller shall be deemed to have represented and warranted such).
     Section 8. Miscellaneous.
          (a) Effect; Ratification. The amendments and waivers set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Receivables Purchase Agreement or of any other instrument or agreement referred to therein; or (ii) prejudice any right or remedy which the Companies, the Financial Institutions or the Agent may now have or may have in the future under or in connection with the Receivables Purchase Agreement or any other instrument or agreement referred to therein. Each reference in the Receivables Purchase Agreement to “this Agreement,” “herein,” “hereof” and words of like import and each reference in the other Transaction Documents to the “Receivables Purchase Agreement” or to the “Purchase Agreement” or to the Receivables Purchase Agreement shall mean the Receivables Purchase Agreement, as amended and modified hereby. This Amendment shall be construed in connection with and as part of the Receivables Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Receivables Purchase Agreement and each other instrument or agreement referred to therein, except as herein amended, waived or modified, are hereby ratified and confirmed and shall remain in full force and effect.

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          (b) Transaction Documents. This Amendment is a Transaction Document executed pursuant to the Receivables Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.
          (c) Costs, Fees and Expenses. Each Seller agrees to reimburse the Agent and the Purchasers upon demand for all costs, fees and expenses (including the reasonable fees and expenses of counsels to the Agent and the Purchasers) incurred in connection with the preparation, execution and delivery of this Amendment.
          (d) Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.
          (e) Severability. Any provision contained in this Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.
          (f) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.
(Signature Pages Follow)

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

DAIRY GROUP RECEIVABLES, L.P.,
as a Seller

By:	Dairy Group Receivables GP, LLC,
Its:	General Partner

DAIRY GROUP II RECEIVABLES II, L.P.,
as a Seller

By:	Dairy Group Receivables GP II, LLC.
Its:	General Partner

WHITEWAVE RECEIVABLES, L.P.,
as a Seller

By:	WhiteWave Receivables GP, LLC,
Its:	General Partner

By:	/s/ Tim Smith
Name:	Tim Smith
Title:	President and Treasurer

Amendment no. 3 to fifth amended and restated
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JS SILOED TRUST, as a Company

By: JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), Its: Attorney-In-Fact

By:	/s/ David Whiting

Name:	David Whiting
Title:	Vice President

JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as a Financial Institution and as Agent

By:	/s/ David Whiting

Name:	David Whiting
Title:	Vice President

Amendment no. 3 to fifth amended and restated
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ATLANTIC ASSET SECURITIZATION LLC (formerly Atlantic Asset Securitization Corp.), as a Company

By:	Calyon New York Branch (successor to Credit Lyonnais New York Branch)
Its:	Attorney-In-Fact

By:	/s/ Konstantina Kourmpetis
Name:	Konstantina Kourmpetis
Title:	Managing Director

By:	/s/ Sam Pilcer

Name:	Sam Pilcer
Title:	Managing Director

CALYON NEW YORK BRANCH (successor to Credit Lyonnais New York Branch), as a Financial Institution

By:	/s/ Konstantina Kourmpetis

Name:	Konstantina Kourmpetis
Title:	Managing Director

By:	/s/ Sam Pilcer

Name:	Sam Pilcer
Title:	Managing Director

Amendment no. 3 to fifth amended and restated
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NIEUW AMSTERDAM RECEIVABLES CORPORATION, as a Company

By:	/s/ David V. DeAngelis

Name:	David V. DeAngelis
Title:	Vice President

COOPERATIEVE CENTRALE RAIFFEISEN - BOERENLEENBANK B.A. “Rabobank International”, New York Branch,
as a Financial Institution

By:	/s/ Christopher Lew

Name:	Christopher Lew
Title:	Vice President

By:	/s/ Brett Delfino

Name:	Brett Delfino
Title:	Executive Director

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VARIABLE FUNDING CAPITAL COMPANY LLC, as a Company

By:	Wachovia Capital Markets, LLC
Its:	Attorney-In-Fact

By:	/s/ Douglas R. Wilson, Sr.

Name:	Douglas R. Wilson, Sr.
Title:	Director

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Financial Institution

By:	/s/ Michael J. Landry

Name:	Michael J. Landry
Title:	Vice President

Amendment no. 3 to fifth amended and restated
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DEAN FOODS COMPANY,
as Provider

By: Name:	/s/ Tim Smith Tim Smith
Title:	Vice President and Treasurer

31 LOGISTICS, LLC, as a Servicer
ALTA-DENA CERTIFIED DAIRY, LLC, as a Servicer
BARBER ICE CREAM, LLC, as a Servicer
BARBER MILK, LLC, as a Servicer
BERKELEY FARMS, LLC, as a Servicer
BROUGHTON FOODS, LLC, as a Servicer
COUNTRY DELITE FARMS, LLC, as a Servicer
COUNTRY FRESH, LLC, as a Servicer
CREAMLAND DAIRIES, LLC, as a Servicer
DAIRY FRESH, LLC, as a Servicer
DEAN DAIRY PRODUCTS COMPANY, LLC, as a Servicer
DEAN EAST II, LLC, as a Servicer
DEAN EAST, LLC, as a Servicer
DEAN FOODS COMPANY OF CALIFORNIA, LLC, as a Servicer
DEAN FOODS COMPANY OF INDIANA, LLC, as a Servicer
DEAN FOODS NORTH CENTRAL, LLC, as a Servicer
DEAN ILLINOIS DAIRIES, LLC, as a Servicer
DEAN MILK COMPANY, LLC, as a Servicer
DEAN SOCAL, LLC, as a Servicer
DEAN WEST II, LLC, as a Servicer
DEAN WEST, LLC, as a Servicer
FAIRMONT DAIRY, LLC, as a Servicer
FRIENDSHIP DAIRIES, LLC, as a Servicer
GANDY’S DAIRIES, LLC, as a Servicer
GARELICK FARMS, LLC (f/k/a SUIZA GTL, LLC), as a Servicer
KOHLER MIX SPECIALTIES OF MINNESOTA, LLC, as a Servicer
KOHLER MIX SPECIALTIES, LLC, as a Servicer

By: Name:	/s/ Tim Smith Tim Smith
Title:	Vice President and Treasurer

Amendment no. 3 to fifth amended and restated
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LAND-O-SUN DAIRIES, LLC, as a Servicer
LIBERTY DAIRY COMPANY, as a Servicer
LOUIS TRAUTH DAIRY, LLC, as a Servicer
MAYFIELD DAIRY FARMS, LLC, as a Servicer
MCARTHUR DAIRY, LLC, as a Servicer
MEADOW BROOK DAIRY COMPANY, as a Servicer
MIDWEST ICE CREAM COMPANY, LLC, as a Servicer
MODEL DAIRY, LLC, as a Servicer
MORNINGSTAR FOODS, LLC, as a Servicer
NEW ENGLAND DAIRIES, LLC, as a Servicer
PET O’FALLON, LLC, as a Servicer
PURITY DAIRIES, LLC, as a Servicer
REITER DAIRY, LLC, as a Servicer
ROBINSON DAIRY, LLC, as a Servicer
SCHENKEL’S ALL-STAR DAIRY, LLC, as a Servicer
SHENANDOAH’S PRIDE, LLC, as a Servicer
SOUTHERN FOODS GROUP, LLC, as a Servicer
SULPHUR SPRINGS CULTURED SPECIALTIES, LLC, as a Servicer
SWISS II, LLC, as a Servicer
SWISS PREMIUM DAIRY, LLC, as a Servicer
T.G. LEE FOODS, LLC, as a Servicer
TERRACE DAIRY, LLC, as a Servicer
TUSCAN/LEHIGH DAIRIES, INC., as a Servicer
VERIFINE DAIRY PRODUCTS CORPORATION OF SHEBOYGAN, LLC, as a Servicer
WHITEWAVE FOODS COMPANY, as a Servicer

By: Name:	/s/ Tim Smith Tim Smith
Title:	Vice President and Treasurer

Amendment no. 3 to fifth amended and restated
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ANNEX A
EXHIBIT IV
NAMES OF COLLECTION BANKS; COLLECTION ACCOUNTS

Bank/Account	Originator	Lock-Box
AmSouth Bank	Purity Dairies, LLC	Purity Dairies LLC
315 Deaderick Street		MSC# 4106000
Nashville, TN 37237-0210		P.O. Box 415000
Account: 201018		Nashville, TN 37241-5000

JPMorgan Chase Bank, N.A.	Broughton Foods, LLC	Broughton Foods, LLC
125 Putnam Street		P.O. Box 71-0726
Marietta, OH 45750		Columbus, OH 43271-0726
Account: 617469028

JPMorgan Chase Bank, N.A.	Country Fresh, LLC – Grand Rapids	Country Fresh, LLC
10 S. Dearborn		21999 Network Place
Chicago, IL 60670		Chicago, IL 60673-1219
Account: 10-43835

JPMorgan Chase Bank, N.A.	Country Fresh, LLC – Flint	Country Fresh, LLC
10 S. Dearborn		23080 Network Place
Chicago, IL 60670		Chicago, IL 60673-1230
Account: 11-31960

JPMorgan Chase Bank, N.A.	Country Fresh, LLC – Livonia	Country Fresh, LLC
10 S. Dearborn		21906 Network Place
Chicago, IL 60670		Chicago, IL 60673-1219
Account: 693193054

JPMorgan Chase Bank, N.A. 2200 Ross Swiss Avenue – Suite 1050 Dallas, TX 7501 Account: 1106194	Creamland Dairies, LLC (Price’s Creameries division)	Price’s Creameries P.O. Box 730771 Dallas, TX 75373

JPMorgan Chase Bank, N.A.	Midwest Ice Cream Company, LLC	Midwest Ice Cream Company, LLC
Account: 10-78823		22573 Network Place
Chicago, IL 60673-1225

JPMorgan Chase Bank, N.A.	Midwest Ice Cream Company, LLC	Midwest Ice Cream Company, LLC
10 S. Dearborn		21810 Network Place
Chicago, IL 60670		Chicago, IL 60673-1218
Account: 11-34295

Annex A-1

Amendment no. 3 to fifth amended and restated
receivables purchase agreement and limited waiver

Bank/Account	Originator	Lock-Box
JPMorgan Chase Bank, N.A. 10 S. Dearborn Chicago, IL 60670 Account: 11-06129	Liberty Dairy Company	Liberty Dairy Company 22938 Network Place Chicago, IL 60673-1229

JPMorgan Chase Bank, N.A. 10 S. Dearborn Chicago, IL 60670 Account: 11-04066	Reiter Dairy, LLC	Reiter Dairy, LLC 22913 Network Place Chicago, IL 60673-1229

JPMorgan Chase Bank, N.A. 2200 Ross Avenue, Suite 1050 Dallas, TX 75201 Account: 1585742099	Southern Foods Group, L.P.	Brown’s Dairy P.O. Box 62600, Dept. 1162 New Orleans, LA 70162-2600

JPMorgan Chase Bank, N.A. 2200 Ross Avenue, Suite 1050 Dallas, TX 75201 Account: 023257037	Southern Foods Group, L.P.- Border	Meadow Gold (Tulsa) P.O. Box 972384 Dallas, TX 75397-2384

JPMorgan Chase Bank, N.A. 2200 Ross Avenue – Suite 1050 Dallas, TX 75201 Account: 1587318849 (Concentration Acct.)	Southern Foods Group, L.P.- Dean Foods West	N/A

JPMorgan Chase Bank, N.A. 2200 Ross Avenue – Suite 1050 Dallas, TX 75201 Account: 1587318807	Southern Foods Group, L.P.	Oak Farms Dairy (Houston) P.O. Box 973866 Dallas, TX 75397-3866

JPMorgan Chase Bank, N.A. 2200 Ross Avenue – Suite 1050 Dallas, TX 75201 Account: 1587318815	Southern Foods Group, L.P.	Schepps Dairy (Houston) P.O. Box 973913 Dallas, TX 75397-3913

JPMorgan Chase Bank, N.A. 10 S. Dearborn Chicago, IL 60670 Account: 11-06129	Verifine Dairy Products of Sheboygan, LLC	Verifine Dairy Products of Sheboygan, LLC 22938 Network Place Chicago, IL 60673-1229

Annex A-2

Amendment no. 3 to fifth amended and restated
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Bank/Account	Originator	Lock-Box
JPMorgan Chase Bank, N.A. 10 S. Dearborn Chicago, IL 60670 Account: 662644665	Schenkel’s All-Star Dairy, LLC	Schenkel’s All-Star Dairy, LLC 21738 Network Place Chicago, IL 60673-1217

JPMorgan Chase Bank, N.A. Columbus, OH Account: 658564000	Louis Trauth Dairy, LLC	Louis Trauth Dairy, LLC P.O. Box 714809 Columbus, OH 43271-4809

First Hawaiian Bank 2411 S. King St Honolulu, HI 96826	Southern Foods Group, L.P.	Meadow Gold (Hawaii) P.O. Box 30390 Honolulu, HI 96820-0390
Account: 48061370

Wachovia Bank, N.A. Account: 2000028328584	Meadow Brook Dairy Company	Meadowbrook Dairy 75 Remittance Drive Suite 6443 Chicago, IL 60675-6443

Wachovia Bank, N.A. Account: 2000028328597	Dean Dairy Products Company, LLC	Dean Dairy Products Company, LLC 75 Remittance Drive Suite 6450 Chicago, IL 60675-6450

Wachovia Bank, N.A. Account: 2000028328610	Terrace Dairy, LLC	Terrace Dairy, LLC Box # 3871 P O Box 8500 Philadelphia, PA 19178-3871

Wachovia Bank, N.A. Account: 2000028328623	Shenandoah’s Pride, LLC	Shenandoah’s Pride, LLC Box # 3876 P O Box 8500 Philadelphia, PA 19178-3876

Wachovia Bank, N.A. Account: 2000028328636	Garelick Farms, LLC – The Tuscan Depository	Tuscan Dairy Box # 3881 P O Box 8500 Philadelphia, PA 19178-3881

Wachovia Bank, N.A. Account: 2000028328649	Garelick Farms, LLC – The Lehigh Depository	Lehigh Valley Dairy Box # 3886 P O Box 8500 Philadelphia, PA 19178-3886

Wachovia Bank, N.A. Account: 2000028328652	Garelick Farms, LLC dba Miscoe Springs	Miscoe Springs Box # 3891 P O Box 8500 Philadelphia, PA 19178-3891

Wachovia Bank, N.A. Account: 2000028328665	Garelick Farms, LLC– Garelick Farms of ME Depository	Garelick Farms of Maine Box # 3901 P O Box 8500 Philadelphia, PA 19178-3901

Annex A-3

Amendment no. 3 to fifth amended and restated
receivables purchase agreement and limited waiver

Bank/Account	Originator	Lock-Box
Wachovia Bank, N.A. Account: 2000028328681	Garelick Farms, LLC – The Garelick Farms Franklin Depository	Garelick Farms Franklin Box # 3906 P O Box 8500 Philadelphia, PA 19178-3906

Wachovia Bank, N.A. Account: 2000028328694	Garelick Farms, LLC dba Garelick Farms of NJ	Garelick Farms of New Jersey Box # 3916 P O Box 8500 Philadelphia, PA 19178-3916

Wachovia Bank, N.A. Account: 2000028328704	Garelick Farms, LLC dba Garelick Farms of NY	Garelick Farms of New York Box # 3921 P O Box 8500 Philadelphia, PA 19178-3921

Wachovia Bank, N.A. Account: 2000028330187	Garelick Farms, LLC dba Garelick Farms of Lynn	Garelick Farms of Lynn Box # 3926 P O Box 8500 Philadelphia, PA 19178-3926

Harris N.A. 111 W. Monroe Street Chicago, IL 60603 Account: 349626-2	WhiteWave Foods Company (f/k/a Dean National Brand Group, Inc.)	Morningstar Foods, LLC 36102 Treasury Center Chicago, IL 60694-6100

Harris N.A 111 W. Monroe Street Chicago, IL 60603 Account: 349626-2	WhiteWave Foods Company (f/k/a Dean National Brand Group, Inc.)	Morningstar Foods, LLC P.O. Box 532023 Atlanta, GA 30353-2023

Harris N.A. 111 W. Monroe Street Chicago, IL 60603 Account: 349626-2	WhiteWave Foods Company (f/k/a Dean National Brand Group, Inc.)	Morningstar Foods, LLC P.O. Box 51568 Los Angeles, CA 90051-5868

U.S. Bank National Association Boulder, CO 80526 Account: 194310714119	WhiteWave Foods Company (f/k/a Horizon Organic Holding Corporation )	Horizon Organic Dairy, Inc. Dept 0306 Denver, CO 80291

Wachovia Bank, N.A. 401 S. Tryon St., 3 Wachovia Center, 10th floor Charlotte, NC 28288 Account: 2000001211197	Dairy Fresh, LLC	Dairy Fresh, LLC P.O. Box 60898 Charlotte, NC 28260

Wachovia Bank, N.A. 401 S. Tryon St., 3 Wachovia Center, 10th floor Charlotte, NC 28288 Account: 2000014790689	Dean Milk Company, LLC	Dean Milk Company - Louisville P.O. Box 932970 Atlanta, GA 31193

Annex A-4

Amendment no. 3 to fifth amended and restated
receivables purchase agreement and limited waiver

Bank/Account	Originator	Lock-Box
Wachovia Bank, N.A. 401 S. Tryon St., 3 Wachovia Center, 10th floor Charlotte, NC 28288 Account: 2000002922951	Land-O-Sun Dairies, LLC	Barber Dairies P.O. Box 60498 Charlotte, NC 28260-0498

Wachovia Bank, N.A. 401 S. Tryon St., 3 Wachovia Center, 10th floor Charlotte, NC 28288 Account: 2000001211605	Country Delite Farms, LLC	Country Delite Farms, LLC P.O. Box 932542 Atlanta, GA 31193-2689

Wachovia Bank, N.A. 401 S. Tryon St., 3 Wachovia Center, 10th floor Charlotte, NC 28288 Account: 2000014790676	McArthur Dairy, LLC	McArthur Dairy, LLC P.O. Box 932688 Atlanta, GA 31193-2689

Wachovia Bank, N.A. 401 S. Tryon St., 3 Wachovia Center, 10th floor Charlotte, NC 28288 Account: 2000014790647	T.G. Lee Foods, LLC	T.G. Lee Foods, LLC P.O. Box 932689 Atlanta, GA 31193-2689

Wachovia Bank, N.A. Account: 2000014790650	Mayfield Dairy Farms, LLC	Mayfield Dairy Farms, LLC P.O. Box 933321 Atlanta, GA 31193-3321

Wachovia Bank, N.A. Account: 2000028328571	Garelick Farms, LLC – Maskr Account	N/A

Wachovia Bank, N.A. Account: 2000002926407 Concentration Account	Dean East, LLC	N/A

Wells Fargo Bank Account: 4945018034	WhiteWave Foods Company (f/k/a White Wave, Inc.)	WhiteWave Foods Company Dept 1458 Denver, CO 80291

Wells Fargo Bank 1200 W. 7th St., Suite T2-210 Los Angeles, CA 90017 Account: 4171190465	Alta-Dena Certified Dairy, LLC	Alta-Dena Certified Dairy, LLC Dept. 2363 Los Angeles, CA 90084-2363

Wells Fargo Bank 42840 Christy St., Suite 100 Fremont, CA 94538 Account: 4171189186	Berkeley Farms, LLC	Berkeley Farms, LLC – P.O. Box 39000 San Francisco, CA 94139-3405

Annex A-5

Amendment no. 3 to fifth amended and restated
receivables purchase agreement and limited waiver

Bank/Account	Originator	Lock-Box
Wells Fargo Bank	Creamland Dairies, LLC	Creamland Dairies, LLC
Alburquerque, NM		P.O. Box 27508
Account: 4171190200		Albuquerque, NM 87125

Wells Fargo Bank 1200 W. 7th St., Suite L2-200	Dean Foods Company of California, LLC	Dean Foods Company of California, LLC Dept. # 2364
Los Angeles, CA 90017		Los Angeles, CA 90084-2364
Account: 4171194921

Wells Fargo Bank Account: 4121054126	Dean Foods North Central, LLC – Thief River Moorhead	Dean Foods North Central, LLC P.O. Box 1450 NW 8318 Minneapolis, MN 55485-8318

Wells Fargo Bank Account: 4121207872	Dean Foods North Central, LLC	Dean Foods North Central, LLC P.O. Box 1450 NW 8318 Minneapolis, MN 55485-8318

Wells Fargo Bank	Dean SoCal, LLC	Adohr Farms Dairy
P.O. Box 63020		Dept 0843
San Francisco, CA 94163		Los Angeles, CA 90088-0843
Account: 4801-902602

Wells Fargo Bank	Dean SoCal, LLC	Swiss Premium Dairy, LLC
P.O. Box 63020		Department 0011
San Francisco, CA 94163		Los Angeles, CA 90084-0011
Account: 4801-896192

Wells Fargo Bank	Dean West, LLC	N/A
1445 Ross Avenue
Dallas, TX 75202
Account: 4496805789
(Concentration Acct.)

Wells Fargo Bank	Gandy’s Dairies, LLC	Gandy’s Dairies LLC
1445 Ross Avenue		P.O. Box 201263
Dallas, TX 74202		Dallas, TX 75320-1263
Account: 4167506609

Wells Fargo Bank	Model Dairy, LLC	Model Dairy, LLC
155 5th St, 6th Floor		Department 2170
San Francisco, CA 94103		Los Angeles, CA 90084-2170
Account: 4185047190

Wells Fargo Bank	Robinson Dairy, LLC	Robinson Dairy
646 Bryant St.		Department 1289
Denver, CO 80204-4122		Denver, CO 80271-1289
Account: 449-6888777

Annex A-6

Amendment no. 3 to fifth amended and restated
receivables purchase agreement and limited waiver

Bank/Account	Originator	Lock-Box
Wells Fargo Bank Account: 4945081867	Schenkel’s All-Star Dairy, LLC – Depository	N/A

Wells Fargo Bank	Southern Foods Group, L.P.	Meadow Gold (Lincoln)
1248 O St.		P.O. Box 3366
Lincoln, NE 68508		Omaha, NE 68176-0894
Account: 4496878612

Wells Fargo Bank 555 17th Street # 600 Denver, CO 80202 Account: 4496806159	Southern Foods Group, L.P.	Meadow Gold (Salt Lake City) P.O. Box 959 Denver, CO 80291

Wells Fargo Bank	Southern Foods Group, L.P.	Oak Farms Dairy (Dallas)
1445 Ross Avenue		P.O. Box 200358
Dallas, TX 75202		Dallas, TX 75320-0358
Account: 4496805839

Wells Fargo Bank 1445 Ross Avenue	Southern Foods Group, L.P.	Oak Farms Dairy (San Antonio) P.O. Box 200349
Dallas, TX 75202		Dallas, TX 75320-0349
Account: 4496805912

Wells Fargo Bank	Southern Foods Group, L.P.	Schepps Dairy (Dallas)
1445 Ross Avenue		P.O. Box 200300
Dallas, TX 75202		Dallas, TX 75320-0300
Account: 4496805821

Wells Fargo Bank	Southern Foods Group, L.P.	Southwest Ice Cream
1445 Ross Avenue		P.O. Box 201074
Dallas, TX 75202		Dallas, TX 75320-1074
Account: 4496805862

Wells Fargo Bank P.O. Box 4013	Sulphur Springs Cultured Specialties, LLC	Fullerton/Tulare Cultured Specialties
Concordia, CA 94524-4013		Department 1560
Account: 495-0001404		Los Angeles, CA 90084-1560

Wells Payment Express	Southern Foods Group, L.P.	Meadow Gold (Billings)
555 17th Street #600		Dept. 964
Denver, CO 80202		Denver, CO 80271-0964
Account: 4950022608

Wells Payment Express	Southern Foods Group, L.P.	Meadow Gold (Boise)
555 17th Street #600		Dept. 960
Denver, CO 80202		Denver, CO 80271
Account: 4950022558

Annex A-7

Amendment no. 3 to fifth amended and restated
receivables purchase agreement and limited waiver

Bank/Account	Originator	Lock-Box
Wells Payment Express	Southern Foods Group, L.P.	Meadow Gold (Englewood)
555 17th Street #600		Dept 962
Denver, CO 80202		Denver, CO 80271
Account: 4496806118

Wells Payment Express 555 17th Street #600	Southern Foods Group, L.P.	Meadow Gold (Grand Junction) Dept. 275
Denver, CO 80202		Denver, CO 80271-0275
Account: 4496806183

Wells Payment Express	Southern Foods Group, L.P.	Meadow Gold (Great Falls)
555 17th Street #600		Dept. 966
Denver, CO 80202		Denver, CO 80271
Account: 4950022475

Wells Payment Express	Southern Foods Group, L.P.	Meadow Gold (Greeley)
555 17th Street #600		Dept. 961
Denver, CO 80202		Denver, CO 80271
Account: 4496806134

Wells Payment Express	Southern Foods Group, L.P.	Meadow Gold (Kalispell)
555 17th Street #600		P.O. Box 965
Denver, CO 80202		Denver, CO 80271
Account: 4159665918

Wells Fargo Bank	Southern Foods Group, L.P.	Meadow Gold (Las Vegas)
P.O. Box 63020		Department 9373
Account: 4121026124		Los Angeles, CA 90084-9373

JPMorgan Chase Bank	Dean East II, LLC	N/A
Account: 1000108

Wells Fargo	Dean West II, LLC	N/A
Account: 4496805789
Concentration Account

Annex A-8

Amendment no. 3 to fifth amended and restated
receivables purchase agreement and limited waiver
ANNEX B
SCHEDULE F
TOP TWENTY FIVE OBLIGORS
1           7-Eleven
2           Aldi
3           BJ’s Wholesale Club
4           C&S Wholesale Grocers
5           Costco Corp.
6           CVS
7           Delhaize
8           Dollar General
9           Dunkin Brands
10          Giant Eagle Inc.
11          Kroger
12          McDonald’s
13          Meijer
14          Publix Super Markets
15          Royal Ahold
16          Safeway
17          Spartan
18          Starbucks
19          SuperValu
20          Sysco
21          Target
22          U.S. Foodservice
23          UNFI
24          Walgreens
25          Wal-Mart

Annex B-1

Amendment no. 3 to fifth amended and restated
receivables purchase agreement and limited waiver
ANNEX C

Non-Collection Accounts	Originator	Non-Lock-Boxes
JPMorgan Chase Bank Account: 727113219	Dean Illinois Dairies, LLC	Dean Illinois Dairies, LLC P.O. Box 71184 Chicago, IL 60694

Bank of America	Pet O’Fallon	Pet O’Fallon
Account: 100101176809		PO Box 500117
St. Louis, MO 63150-0117

Wells Fargo	Swiss II, LLC	Swiss Dairy
Account: 4801913757		Dept. 0190
Los Angeles, CA 90088-0190

JPMorgan Chase Bank	Liberty Dairy Company	Liberty Dairy Company
Account: 750527251		PO Box 23982
Chicago, IL 60694

JPMorgan Chase Bank	Country Fresh, LLC	Country Fresh, LLC
Account: 737302885		PO Box 24135
Chicago, IL 60694

Annex C-1

Amendment no. 3 to fifth amended and restated
receivables purchase agreement and limited waiver
ANNEX D
EXHIBIT IV
NAMES OF COLLECTION BANKS; COLLECTION ACCOUNTS

Bank/Account	Originator	Lock-Box
AmSouth Bank 315 Deaderick Street Nashville, TN 37237-0210 Account: 201018	Purity Dairies, LLC	Purity Dairies LLC MSC# 4106000 P.O. Box 415000 Nashville, TN 37241-5000

JPMorgan Chase Bank, N.A. 125 Putnam Street Marietta, OH 45750 Account: 617469028	Broughton Foods, LLC	Broughton Foods, LLC P.O. Box 71-0726 Columbus, OH 43271-0726

JPMorgan Chase Bank, N.A. 10 S. Dearborn Chicago, IL 60670 Account: 10-43835	Country Fresh, LLC – Grand Rapids	Country Fresh, LLC 21999 Network Place Chicago, IL 60673-1219

JPMorgan Chase Bank, N.A. 10 S. Dearborn Chicago, IL 60670 Account: 11-31960	Country Fresh, LLC – Flint	Country Fresh, LLC 23080 Network Place Chicago, IL 60673-1230

JPMorgan Chase Bank, N.A. 10 S. Dearborn Chicago, IL 60670 Account: 693193054	Country Fresh, LLC – Livonia	Country Fresh, LLC 21906 Network Place Chicago, IL 60673-1219

JPMorgan Chase Bank, N.A. 2200 Ross Swiss Avenue - Suite 1050 Dallas, TX 7501 Account: 1106194	Creamland Dairies LLC (Price’s Creameries, division)	Price’s Creameries P.O. Box 730771 Dallas, TX 75373

JPMorgan Chase Bank, N.A. Account: 10-78823	Midwest Ice Cream Company, LLC	Midwest Ice Cream Company, LLC 22573 Network Place Chicago, IL 60673-1225

JPMorgan Chase Bank, N.A. 10 S. Dearborn Chicago, IL 60670 Account: 11-34295	Midwest Ice Cream Company, LLC	Midwest Ice Cream Company, LLC 21810 Network Place Chicago, IL 60673-1218
Annex D-1

Amendment no. 3 to fifth amended and restated
receivables purchase agreement and limited waiver

Bank/Account	Originator	Lock-Box
JPMorgan Chase Bank, N.A. 10 S. Dearborn Chicago, IL 60670 Account: 11-06129	Liberty Dairy Company	Liberty Dairy Company 22938 Network Place Chicago, IL 60673-1229

JPMorgan Chase Bank, N.A. 10 S. Dearborn Chicago, IL 60670 Account: 11-04066	Reiter Dairy, LLC	Reiter Dairy, LLC 22913 Network Place Chicago, IL 60673-1229

JPMorgan Chase Bank, N.A. 2200 Ross Avenue, Suite 1050 Dallas, TX 75201 Account: 1585742099	Southern Foods Group, L.P.	Brown’s Dairy P.O. Box 62600, Dept. 1162 New Orleans, LA 70162-2600

JPMorgan Chase Bank, N.A. 2200 Ross Avenue, Suite 1050 Dallas, TX 75201 Account: 023257037	Southern Foods Group, L.P.- Border	Meadow Gold (Tulsa) P.O. Box 972384 Dallas, TX 75397-2384

JPMorgan Chase Bank, N.A. 2200 Ross Avenue — Suite 1050 Dallas, TX 75201 Account: 1587318849 (Concentration Acct.)	Southern Foods Group, L.P.- Dean Foods West	N/A

JPMorgan Chase Bank, N.A. 2200 Ross Avenue - Suite 1050 Dallas, TX 75201 Account: 1587318807	Southern Foods Group, L.P.	Oak Farms Dairy (Houston) P.O. Box 973866 Dallas, TX 75397-3866

JPMorgan Chase Bank, N.A. 2200 Ross Avenue - Suite 1050 Dallas, TX 75201 Account: 1587318815	Southern Foods Group, L.P.	Schepps Dairy (Houston) P.O. Box 973913 Dallas, TX 75397-3913

JPMorgan Chase Bank, N.A. 10 S. Dearborn Chicago, IL 60670 Account: 11-06129	Verifine Dairy Products of Sheboygan, LLC	Verifine Dairy Products of Sheboygan, LLC 22938 Network Place Chicago, IL 60673-1229

JPMorgan Chase Bank, N.A. 10 S. Dearborn Chicago, IL 60670 Account: 662644665	Schenkel’s All-Star Dairy, LLC	Schenkel’s All-Star Dairy, LLC 21738 Network Place Chicago, IL 60673-1217
Annex D-2

Amendment no. 3 to fifth amended and restated
receivables purchase agreement and limited waiver

Bank/Account	Originator	Lock-Box
JPMorgan Chase Bank,N.A. Columbus, OH Account: 658564000	Louis Trauth Dairy, LLC	Louis Trauth Dairy, LLC P.O. Box 714809 Columbus, OH 43271-4809

First Hawaiian Bank 2411 S. King St Honolulu, HI 96826 Account: 48061370	Southern Foods Group, L.P.	Meadow Gold (Hawaii) P.O. Box 30390 Honolulu, HI 96820-0390

JPMorgan Chase Bank Account: 727113219	Dean Illinois Dairies, LLC	Dean Illinois Dairies, LLC P.O. Box 71184 Chicago, IL 60694

Wachovia Bank, N.A. Account: 2000028328584	Meadow Brook Dairy Company	Meadowbrook Dairy 75 Remittance Drive Suite 6443 Chicago, IL 60675-6443

Wachovia Bank, N.A. Account: 2000028328597	Dean Dairy Products Company, LLC	Dean Dairy Products Company, LLC 75 Remittance Drive Suite 6450 Chicago, IL 60675-6450

Wachovia Bank, N.A. Account: 2000028328610	Terrace Dairy, LLC	Terrace Dairy, LLC Box # 3871 P O Box 8500 Philadelphia, PA 19178-3871

Wachovia Bank, N.A. Account: 2000028328623	Shenandoah’s Pride, LLC	Shenandoah’s Pride, LLC Box # 3876 P O Box 8500 Philadelphia, PA 19178-3876

Wachovia Bank, N.A. Account: 2000028328636	Garelick Farms, LLC — The Tuscan Depository	Tuscan Dairy Box # 3881 P O Box 8500 Philadelphia, PA 19178-3881

Wachovia Bank, N.A. Account: 2000028328649	Garelick Farms, LLC — The Lehigh Depository	Lehigh Valley Dairy Box # 3886 P O Box 8500 Philadelphia, PA 19178-3886
Annex D-3

Amendment no. 3 to fifth amended and restated
receivables purchase agreement and limited waiver

Bank/Account	Originator	Lock-Box
Wachovia Bank, N.A. Account: 2000028328652	Garelick Farms, LLC dba Miscoe Springs	Miscoe Springs Box # 3891 P O Box 8500 Philadelphia, PA 19178-3891

Wachovia Bank, N.A. Account: 2000028328665	Garelick Farms, LLC– Garelick Farms of ME Depository	Garelick Farms of Maine Box # 3901 P O Box 8500 Philadelphia, PA 19178-3901

Wachovia Bank, N.A. Account: 2000028328681	Garelick Farms, LLC – The Garelick Farms Franklin Depository	Garelick Farms Franklin Box # 3906 P O Box 8500 Philadelphia, PA 19178-3906

Wachovia Bank, N.A. Account: 2000028328694	Garelick Farms, LLC dba Garelick Farms of NJ	Garelick Farms of New Jersey Box # 3916 P O Box 8500 Philadelphia, PA 19178-3916

Wachovia Bank, N.A. Account: 2000028328704	Garelick Farms, LLC dba Garelick Farms of NY	Garelick Farms of New York Box # 3921 P O Box 8500 Philadelphia, PA 19178-3921

Wachovia Bank, N.A. Account: 2000028330187	Garelick Farms, LLC dba Garelick Farms of Lynn	Garelick Farms of Lynn Box # 3926 P O Box 8500 Philadelphia, PA 19178-3926

Harris N.A. 111 W. Monroe Street Chicago, IL 60603 Account: 349626-2	WhiteWave Foods Company (f/k/a Dean National Brand Group, Inc.)	Morningstar Foods, LLC 36102 Treasury Center Chicago, IL 60694-6100

Harris N.A 111 W. Monroe Street Chicago, IL 60603 Account: 349626-2	WhiteWave Foods Company (f/k/a Dean National Brand Group, Inc.)	Morningstar Foods, LLC P.O. Box 532023 Atlanta, GA 30353-2023

Annex D-4

Amendment no. 3 to fifth amended and restated
receivables purchase agreement and limited waiver

Bank/Account	Originator	Lock-Box
U.S. Bank National Association Boulder, CO 80526 Account: 194310714119	WhiteWave Foods Company (f/k/a Horizon Organic Holding Corporation )	Horizon Organic Dairy, Inc. Dept 0306 Denver, CO 80291

Wachovia Bank, N.A. 401 S. Tryon St., 3 Wachovia Center, 10th floor Charlotte, NC 28288 Account: 2000001211197	Dairy Fresh, LLC	Dairy Fresh, LLC P.O. Box 60898 Charlotte, NC 28260

Wachovia Bank, N.A. 401 S. Tryon St., 3 Wachovia Center, 10th floor Charlotte, NC 28288 Account: 2000014790689	Dean Milk Company, LLC	Dean Milk Company - Louisville P.O. Box 932970 Atlanta, GA 31193

Wachovia Bank, N.A. 401 S. Tryon St., 3 Wachovia Center, 10th floor	Land-O-Sun Dairies, LLC	Barber Dairies P.O. Box 60498 Charlotte, NC 28260-0498
Charlotte, NC 28288 Account: 2000002922951

Wachovia Bank, N.A. 401 S. Tryon St., 3 Wachovia Center, 10th floor	Country Delite Farms, LLC	Country Delite Farms, LLC P.O. Box 932542 Atlanta, GA 31193-2689
Charlotte, NC 28288 Account: 2000001211605

Wachovia Bank, N.A. 401 S. Tryon St., 3 Wachovia Center, 10th floor	McArthur Dairy, LLC	McArthur Dairy, LLC P.O. Box 932688 Atlanta, GA 31193-2689
Charlotte, NC 28288 Account: 2000014790676

Wachovia Bank, N.A. 401 S. Tryon St., 3 Wachovia Center, 10th floor	T.G. Lee Foods, LLC	T.G. Lee Foods, LLC P.O. Box 932689 Atlanta, GA 31193-2689
Charlotte, NC 28288 Account: 2000014790647

Wachovia Bank, N.A. Account: 2000014790650	Mayfield Dairy Farms, LLC	Mayfield Dairy Farms, LLC P.O. Box 933321 Atlanta, GA 31193-3321

Annex D-5

Amendment no. 3 to fifth amended and restated
receivables purchase agreement and limited waiver

Bank/Account	Originator	Lock-Box
Wachovia Bank, N.A. Account: 2000028328571	Garelick Farms, LLC – Maskr Account	N/A

Wachovia Bank, N.A. Account: 2000002926407 Concentration Accuont	Dean East, LLC	N/A

Wells Fargo Bank Account: 4945018034	WhiteWave Foods Company (f/k/a White Wave, Inc.)	WhiteWave Foods Company Dept 1458 Denver, CO 80291

Wells Fargo Bank 1200 W. 7th St., Suite T2-210 Los Angeles, CA 90017 Account: 4171190465	Alta-Dena Certified Dairy, LLC	Alta-Dena Certified Dairy, LLC Dept. 2363 Los Angeles, CA 90084-2363

Wells Fargo Bank 42840 Christy St., Suite 100 Fremont, CA 94538 Account: 4171189186	Berkeley Farms, LLC	Berkeley Farms, LLC – P.O. Box 39000 San Francisco, CA 94139-3405

Wells Fargo Bank Alburquerque, NM Account: 4171190200	Creamland Dairies, LLC	Creamland Dairies, LLC P.O. Box 27508 Albuquerque, NM 87125

Wells Fargo Bank 1200 W. 7th St., Suite L2-200 Los Angeles, CA 90017 Account: 4171194921	Dean Foods Company of California, LLC	Dean Foods Company of California, LLC Dept. # 2364 Los Angeles, CA 90084-2364

Wells Fargo Bank Account: 4121054126	Dean Foods North Central, LLC – Thief River Moorhead	Dean Foods North Central, LLC P.O. Box 1450 NW 8318 Minneapolis, MN 55485-8318

Wells Fargo Bank Account: 4121207872	Dean Foods North Central, LLC	Dean Foods North Central, LLC P.O. Box 1450 NW 8318 Minneapolis, MN 55485-8318

Wells Fargo Bank P.O. Box 63020 San Francisco, CA 94163 Account: 4801-902602	Dean SoCal, LLC	Adohr Farms Dairy Dept 0843 Los Angeles, CA 90088-0843

Wells Fargo Bank P.O. Box 63020	Dean SoCal, LLC	Swiss Premium Dairy, LLC Department 0011
San Francisco, CA 94163		Los Angeles, CA 90084-0011
Account: 4801-896192

Annex D-6

Amendment no. 3 to fifth amended and restated
receivables purchase agreement and limited waiver

Bank/Account	Originator	Lock-Box
Wells Fargo Bank	Dean West, LLC	N/A
1445 Ross Avenue
Dallas, TX 75202
Account: 4496805789
(Concentration Acct.)

Wells Fargo Bank	Gandy’s Dairies, LLC	Gandy’s Dairies LLC
1445 Ross Avenue		P.O. Box 201263
Dallas, TX 74202		Dallas, TX 75320-1263
Account: 4167506609

Wells Fargo Bank	Model Dairy, LLC	Model Dairy, LLC
155 5th St, 6th Floor		Department 2170
San Francisco, CA 94103		Los Angeles, CA 90084-2170
Account: 4185047190

Wells Fargo Bank	Robinson Dairy, LLC	Robinson Dairy
646 Bryant St.		Department 1289
Denver, CO 80204-4122		Denver, CO 80271-1289
Account: 449-6888777

Wells Fargo Bank Account: 4945081867	Schenkel’s All-Star Dairy, LLC – Depository	N/A

Wells Fargo Bank	Southern Foods Group, L.P.	Meadow Gold (Lincoln)
1248 O St.		P.O. Box 3366
Lincoln, NE 68508		Omaha, NE 68176-0894
Account: 4496878612

Wells Fargo Bank 555 17th Street # 600	Southern Foods Group, L.P.	Meadow Gold (Salt Lake City) P.O. Box 959
Denver, CO 80202		Denver, CO 80291
Account: 4496806159

Wells Fargo Bank	Southern Foods Group, L.P.	Oak Farms Dairy (Dallas)
1445 Ross Avenue		P.O. Box 200358
Dallas, TX 75202 Account: 4496805839		Dallas, TX 75320-0358

Wells Fargo Bank	Southern Foods Group, L.P.	Oak Farms Dairy (San Antonio)
1445 Ross Avenue		P.O. Box 200349
Dallas, TX 75202		Dallas, TX 75320-0349
Account: 4496805912

Annex D-7

Amendment no. 3 to fifth amended and restated
receivables purchase agreement and limited waiver

Bank/Account	Originator	Lock-Box
Wells Fargo Bank	Southern Foods Group, L.P.	Schepps Dairy (Dallas)
1445 Ross Avenue		P.O. Box 200300
Dallas, TX 75202		Dallas, TX 75320-0300
Account: 4496805821

Wells Fargo Bank	Southern Foods Group, L.P.	Southwest Ice Cream
1445 Ross Avenue		P.O. Box 201074
Dallas, TX 75202		Dallas, TX 75320-1074
Account: 4496805862

Wells Fargo Bank	Sulphur Springs	Fullerton/Tulare Cultured Specialties
P.O. Box 4013	Cultured Specialties, LLC	Department 1560
Concordia, CA 94524-4013		Los Angeles, CA 90084-1560
Account: 495-0001404

Wells Payment Express	Southern Foods Group, L.P.	Meadow Gold (Billings)
555 17th Street #600		Dept. 964
Denver, CO 80202		Denver, CO 80271-0964
Account: 4950022608

Wells Payment Express	Southern Foods Group, L.P.	Meadow Gold (Boise)
555 17th Street #600		Dept. 960
Denver, CO 80202		Denver, CO 80271
Account: 4950022558

Wells Payment Express	Southern Foods Group, L.P.	Meadow Gold
555 17th Street #600		(Englewood)
Denver, CO 80202		Dept 962
Account: 4496806118		Denver, CO 80271

Wells Payment Express	Southern Foods Group, L.P.	Meadow Gold (Grand Junction)
555 17th Street #600		Dept. 275
Denver, CO 80202		Denver, CO 80271-0275
Account: 4496806183

Wells Payment Express	Southern Foods Group, L.P.	Meadow Gold (Great Falls)
555 17th Street #600		Dept. 966
Denver, CO 80202		Denver, CO 80271
Account: 4950022475

Wells Payment Express	Southern Foods Group, L.P.	Meadow Gold (Greeley)
555 17th Street #600		Dept. 961
Denver, CO 80202		Denver, CO 80271
Account: 4496806134

Annex D-8

Amendment no. 3 to fifth amended and restated
receivables purchase agreement and limited waiver

Bank/Account	Originator	Lock-Box
Wells Payment Express	Southern Foods Group, L.P.	Meadow Gold (Kalispell)
555 17th Street #600		P.O. Box 965
Denver, CO 80202		Denver, CO 80271
Account: 4159665918

Wells Fargo Bank	Southern Foods Group, L.P.	Meadow Gold (Las Vegas)
P.O. Box 63020		Department 9373
Account: 4121026124		Los Angeles, CA 90084-9373

Bank of America	Pet O’Fallon	Pet O’Fallon
Account: 100101176809		PO Box 500117
St. Louis, MO 63150-0117

JPMorgan Chase Bank	Dean East II, LLC	N/A
Account: 1000108

Wells Fargo	Swiss II, LLC	Swiss Dairy
Account: 4801913757		Dept. 0190
Los Angeles, CA 90088-0190

Wells Fargo	Dean West II, LLC	N/A
Account: 4496805789
Concentration Account

JPMorgan Chase Bank	Liberty Dairy Company	Liberty Dairy Company
Accuont: 750527251		PO Box 23982
Chicago, IL 60694

JPMorgan Chase Bank	Country Fresh, LLC	Country Fresh, LLC
Account: 737302885		PO Box 24135
Chicago, IL 60694

Annex D-9

Amendment no. 3 to fifth amended and restated
receivables purchase agreement and limited waiver
ANNEX E
SCHEDULE D
ORIGINATORS
31 LOGISTICS, LLC,
ALTA-DENA CERTIFIED DAIRY, LLC,
BARBER ICE CREAM, LLC,
BARBER MILK, LLC,
BERKELEY FARMS, LLC,
BROUGHTON FOODS, LLC,
COUNTRY DELITE FARMS, LLC,
COUNTRY FRESH, LLC,
CREAMLAND DAIRIES, LLC,
DAIRY FRESH, LLC,
DEAN DAIRY PRODUCTS COMPANY, LLC,
DEAN EAST II, LLC,
DEAN EAST, LLC,
DEAN FOODS COMPANY OF CALIFORNIA, LLC,
DEAN FOODS COMPANY OF INDIANA, LLC,
DEAN FOODS NORTH CENTRAL, LLC,
DEAN ILLINOIS DAIRIES, LLC,
DEAN MILK COMPANY, LLC,
DEAN SOCAL, LLC,
DEAN WEST II, LLC,
DEAN WEST, LLC,
FAIRMONT DAIRY, LLC,
FRIENDSHIP DAIRIES, LLC,
GANDY’S DAIRIES, LLC,
GARELICK FARMS, LLC (f/k/a SUIZA GTL, LLC),
KOHLER MIX SPECIALTIES OF MINNESOTA, LLC,
KOHLER MIX SPECIALTIES, LLC,
LAND-O-SUN DAIRIES, LLC,
LIBERTY DAIRY COMPANY,
LOUIS TRAUTH DAIRY, LLC,
MAYFIELD DAIRY FARMS, LLC,
MCARTHUR DAIRY, LLC,
MEADOW BROOK DAIRY COMPANY,
MIDWEST ICE CREAM COMPANY, LLC,
MODEL DAIRY, LLC,
MORNINGSTAR FOODS, LLC,
NEW ENGLAND DAIRIES, LLC,
PET O’FALLON, LLC,
PURITY DAIRIES, LLC,
REITER DAIRY, LLC,
ROBINSON DAIRY, LLC,
SCHENKEL’S ALL-STAR DAIRY, LLC,
SHENANDOAH’S PRIDE, LLC,
SOUTHERN FOODS GROUP, LLC,
SULPHUR SPRINGS CULTURED SPECIALTIES, LLC,

Annex E-1

Amendment no. 3 to fifth amended and restated
receivables purchase agreement and limited waiver
SWISS II, LLC,
SWISS PREMIUM DAIRY, LLC
T.G. LEE FOODS, LLC,
TERRACE DAIRY, LLC,
TUSCAN/LEHIGH DAIRIES, INC.,
VERIFINE DAIRY PRODUCTS CORPORATION OF SHEBOYGAN, LLC,
WHITEWAVE FOODS COMPANY

Annex E-2